Finance income, net (Tables)	12 Months Ended
Dec. 31, 2024
Financial Instruments [Abstract]
Schedule of Finance Income, Net
Finance income for the years ended December 31, 2024 and 2023 is comprised of:

	December 31,
	2024	2023
	$	$
Interest on acquisition related consideration	43	90
Interest on lease obligations	142	206
Interest income	(2,681)	(7,964)
Change in fair value of contingent consideration	—	(1,155)
Bank fees and other	92	86
	(2,404)	(8,737)